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                                                     Exhibit 10(a)
                        THE ADVEST GROUP, INC.
                        90 State House Square
                         Hartford, CT  06103










                                               April 1, 1999



Mr. Grant W. Kurtz
President and Chief Executive Officer
The Advest Group, Inc.
90 State House Square
Hartford, CT  06103

	Re: 	Amendment to Employment Agreement

Dear Grant:

	The Human Resources Committee of the Board of Directors of The Advest Group, Inc. ("Advest") has adopted a resolution authorizing me to send you this letter amending the terms of the Employment Agreement between Advest and you dated October 1, 1997 (the "Employment Agreement"). Except to the extent modified below, the Employment Agreement shall remain in full force and effect.

	The Employment Agreement is amended as follows:

	1.	Paragraph 1 is amended by deleting the word "President" where it appears and replacing it with "Chief Executive Officer," and by deleting in its entirety the phrase "reporting to and under the direction of the Chief Executive Officer."

	2.	Paragraph 2 is amended by deleting the date "September 30, 2002"
where it appears and replacing it with the date "September 30, 2004."

	3.	Paragraph 3 is amended by deleting the phrase "other than the
Chief Executive Officer" where it appears in the final sentence.

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Mr. Grant W. Kurtz
April 1, 1999
Page 2


	4.	Clauses (i) and (ii) of paragraph 5(a) are amended by deleting the word "President" where it appears in each clause and replacing it with "Chief Executive Officer."

	Please sign the enclosed acknowledgement copy of this letter confirming your agreement with the terms of this letter.

                           Very truly yours,

                           /s/ Richard G. Dooley

                           Richard G. Dooley
                           Chairman, Human Resources Committee
					for the Board of Directors


By signing below I confirm my agreement
with the terms of this letter.

/s/ Grant W. Kurtz

________________________________
Grant W. Kurtz